4 th Quarter & Full Year 2012 Financial and Operating Results March 12, 2013 Exhibit 99.2

Special Note Regarding Forward-Looking Information
In addition to historical information, this presentation contains "forward-looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN
Capital's annual report on Form 10-K, as filed with the Securities and Exchange Commission on March 15, 2012, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, including changes in regulation of the futures companies, errors or malfunctions in our systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, including the successful integration of Open E Cry, our ability to effectively compete in the futures industry, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital's views as of the date of this presentation. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.

Overview Glenn Stevens, CEO

Full Year Highlights
• Progress on revenue diversification
– Commission revenue totaled 13% of FY 2012 revenue vs. 3% in FY 2011
– Continued growth of institutional business, GTX
– Only 4 mos. of contribution from newly acquired Futures business, OEC
• Solid operating metrics in our retail businesses despite adverse market conditions
– Funded accounts up 11%
– Client assets up 44%
• Strategically managed expenses in our retail OTC business to fund investments in futures and institutional businesses
• 5% decrease in FY 2012 expenses; $20.8 million (17%) decrease in retail OTC operating expenses
• Active corporate development pipeline
– Market consolidator in the U.S. via recent acquisitions of GFT & FX Solutions customer accounts
– Experienced acquirer with strong integration skills
– Aggressively seeking deals that will help scale our businesses
4

th
Quarter & FY 2012 Results Overview

• Q4 2012 Financial Summary
• Net Revenue: $32.4 million
• Net Loss: ($3.8) million
• Adjusted Net Loss
(1)
: ($3.3) million
• Adjusted EBITDA
(2)
: ($5.0) million
• FY 2012 Financial Summary
• Net Revenue: $151.4 million
• Net Income: $2.6 million
• Adjusted Net Income
(1)
: $5.5 million
• Adjusted EBITDA
(2)
: $11.1 million
• EPS (Diluted): $0.07
• Adjusted EPS (Diluted)
(3)
: $0.14
• Operating Metrics
(4)
• Total trading volume up 34% to $3.3 trillion
• Retail volume decreased 17% to $1.3 trillion
• Institutional volume increased 129% to $2.0 trillion
• Funded accounts up 11% to 85,099
• Client assets up 44% to $446.3 million as of December 31, 2012
(Comparisons are referenced to FY 2011)
Adjusted net income is a non-GAAP financial measure that represents our net income excluding purchase intangible amortization. A reconciliation of net income to adjusted net income is available in the appendix to this presentation.
Adjusted EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation, amortization and non-recurring expenses. A reconciliation of net income to adjusted EBITDA is available in the appendix to this presentation.
Reconciliation of EPS to adjusted EPS is available in the appendix to this presentation.
Definitions for all our operating metrics are available in the appendix to this presentation.
(1)
(2)
(3)
(4)

20
15
10
9.37
5
2007
2008
2009
2010
2011
2012
2013

GAIN | CAPITAL

Market Conditions in 2012

Source:  JPMorgan’s G7 Volatility Index
• FX volatility declined
34% in 2012
• Q4 low point of year;
December levels not
seen since mid 2007
• Promising trend
reversal in first few
months of 2013,
though volatility still
relatively low vs.
historical levels

Retail OTC Business Continues to Evolve
• Geographically diversified business
– In FY 2012, 28% of retail business from North
America; 51% in FY 2010
– Presence in key markets; Canada service
launched in 2012
• Expanded product offering
– Introduction of TRADE, with over 450 FX &
CFD markets, up from 70 in 2011
– Additional markets planned for 2013
• Continued growth in mobile trading
– 64% year-over-year volume growth
– 26% of clients traded on a mobile device in
2012
• Indirect business 37% of volume in 2012
– New white label partners from Turkey, US,
Hong Kong, Eastern Europe & New Zealand

FY 2012 Retail OTC Volume
North America
28%
Asia-Pac
42%
EMEA
28%
Rest of World
2%

GTX - Strong Momentum

• Trading volumes continued
steady ramp in 2012
• Doubled execution desk staff in
Q3
• Key executive from Knight hired in
Q4 2012 to lead institutional
business
• Q1 2013 results continue to show
upward trajectory
• Multi-dealer ECN provides
opportunities in both institutional
and retail OTC markets
$1.7
$1.5
$4.0
$5.9
$7.2
$6.8
$7.6
$8.4
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
$9.0
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12
Average Daily Volume
Note: Dollars in billions.

OEC – Strategic Entry into Futures

• Transaction closed in late Q3 2012
– Acquired from Schwab & Co. for $9.5 million (net of $2.5 million cash received)
• Continues to show growth in key operating metrics and financials
• Q1 2013 revenue run-rate trending significantly higher than FY
2012
• US futures market ripe for further consolidation
– Increasing regulatory costs impacting smaller firms

Growth Through M&A
• GAIN continues to grow its business via M&A
– Amplifies our expansion into new products, customer segments or geographies
• Strength in M&A driven by previous transaction experience
– 6 asset deals in last 3 years (GFT & FX Solutions in last three months)
– Acquisition of OEC from Schwab in late 2012
• Reputation as a fair counterparty with strong integration skills
• M&A pipeline remains strong in domestic and international
markets

Financial Review Daryl Carlough, Interim CFO

4   Quarter & FY 2012 Financial Results

Note: Dollars in millions.
4   Quarter Full Year
4  Quarter Full Year
4
th
Quarter Full Year
$31.6 $32.4
$181.5
$151.4
($3.1)
($5.0)
$36.6
$11.1
($50.0)
$0.0
$50.0
$100.0
$150.0
$200.0
2011 2012 2011 2012
Net Revenue & Adjusted EBITDA
Net Revenue Adjusted EBITDA
(1)
$38.3
$39.8
$158.2
$150.3
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
2011 2012 2011 2012
Total Expenses
Comp & Benefits Marketing
Trading Purchase Intangible Amort.
All Other
($1.6)
($3.3)
$21.7
$5.5
($3.3)
($3.8)
$15.7
$2.6
($10.0)
($5.0)
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
2011 2012 2011 2012
GAAP & Adjusted Net Income
(2)
Adjusted Net Income GAAP Net Income
$108.5
$81.3
$76.6
$141.5
$111.8
$97.9
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12
Retail Trading Revenue per Million
Retail Trading Revenue per Million (Quarterly) Retail Trading Revenue per Million (Last Twelve Months)
th
th
th
(1)
Reconciliation of net income to adjusted EBITDA is available in the appendix to this presentation.
(2)
Reconciliation of net income to adjusted net income available in appendix to this presentation.

Quarterly Dividend & Share Buyback
• $0.05 per share quarterly dividend approved
– Record Date: March 12, 2013
– Payment Date: March 21, 2013
– 0.4 mm repurchased in 4Q 2012 at an average price of $4.45

• Continue to repurchase shares pursuant to our share buyback program
• $8.7mm of shares repurchased LTD

2013 Opportunities
• Regulatory change creating organic and M&A opportunities for GAIN due to our scale and strong balance sheet
– Higher regulatory costs coupled with challenging market conditions creating opportunities for consolidation in several key markets
– Potential loss of credit card funding in US 10% of GAIN’s deposits in 2012)
– More active oversight in lightly regulated markets like Cyprus, Malta, etc.
marginalizing many offshore competitors
• Continued growth in CFD trading volumes among our international retail customer base
• Continued growth in emerging markets in Asia Pac and Middle East
• Leverage cross sell opportunities in complementary futures, retail
OTC and institutional offerings – strong multi asset product offering
• Poised to benefit from any improvement in market conditions

(~

Appendix

Condensed Consolidated Statements of Operations

Note: Unaudited.  Dollars in millions, except per share data.
(1) Non-recurring expenses relating to cost-savings effected in 2Q 2012.
Three Months Ended Twelve Months Ended
December 31, December 31,
Revenue 2012 2011 2012 2011
Trading revenue 22.9 $         29.8 $         127.5 $       175.9 $
Commission revenue 7.8 1.4 21.4 4.6
Other revenue 1.6 0.4 2.3 1.8
Total non-interest revenue 32.3 31.6 151.2 182.3
Interest revenue 0.2 0.3 0.6 0.6
Interest expense (0.1) (0.3) (0.4) (1.4)
Total net interest revenue/(expense) 0.1 - 0.2 (0.8)
Net revenue 32.4 31.6 151.4 181.5
Expenses
Employee compensation and benefits 12.0 11.5 47.5 46.4
Selling and marketing 6.9 8.2 27.0 36.2
Trading expenses and commissions 11.2 7.5 38.0 33.0
General & Administrative 5.1 5.5 20.1 21.8
Depreciation and amortization 1.7 1.0 4.9 3.9
Purchased intangible amortization 0.7 2.5 4.1 8.9
Communication and data processing 2.1 2.0 7.7 7.1
Bad debt provision 0.1 0.1 0.4 0.9
Restructuring
(1)
- - 0.6 -
Total 39.8 38.3 150.3 158.2
(Loss)/income before tax expense (7.4) (6.7) 1.1 23.3
Income tax (benefit)/expense (3.6) (3.4) (1.5) 7.6
Net (Loss)/income (3.8) $          (3.3) $          2.6 $          15.7 $
Basic (0.11) $        (0.10) $        0.08 $        0.46 $
Diluted (0.11) $        (0.10) $        0.07 $        0.40 $
Weighted averages common shares outanding used
in computing earnings per common share:
Basic 35,081,311 34,205,991 34,940,800 34,286,840
Diluted 35,081,311 34,205,991 37,880,208 38,981,792
(Loss)/earnings per common share:

Consolidated Balance Sheet

Note: Unaudited.  Dollars in millions.
As of December 31,
2012 2011
ASSETS:
Cash and cash equivalents 36.8 $            60.3 $
Cash and securities held for customers 446.3 310.4
Short term investments 1.4 0.1
Receivables from banks and brokers 89.9 85.4
Property and equipment - net of accumulated depreciation 11.0 7.5
Prepaid assets 7.7 9.9
Goodwill 9.0 3.1
Intangible assets, net 9.9 10.8
Other assets 17.9 18.1
Total assets 629.9 $          505.6 $
LIABILITIES AND SHAREHOLDERS' EQUITY:
Payables to customer, brokers, dealers, FCM'S and other regulated entities 446.3 $          310.4 $
Accrued compensation & benefits payable 6.1 4.9
Accrued expenses and other liabilities 12.5 14.9
Income tax payable 1.3 2.6
Note payable - 7.9
Total liabilities 466.2 $          340.7 $
Shareholders' Equity 163.7 $          164.9 $
Total liabilities and shareholders' equity 629.9 $          505.6 $
(1)
Previously the Company presented all of its cash and cash equivalents in “Cash and cash equivalents” on the Consolidated Balance Sheet.
However, in an effort to improve clarity of presentation and reflect the separation between the cash on hand which correlates to amounts held on behalf of customers and free cash, the Company has separated all cash and cash equivalents into “Cash and cash equivalents” and “Cash and securities held for customers”.
(1)

Current Liquidity

Note: Dollars in millions.
(1) Reflects cash that would be received from brokers following the close-out of all open positions.
(2) Excludes current liabilities of $19.9mm and capital charges associated with open positions as of 12/31/2012.
(3) The Company has a $50.0mm revolving line of credit.  The amount available varies from time to time due to the terms of financial covenants contained in the credit facility agreement.  As of December 31, 2012, $17.0mm was available.
12/31/2012
Cash and cash equivalents $36.8
Cash and securities held for customers 446.3
Short term investments 1.4
Receivable from banks and brokers (1) 89.9
Total Operating Cash $574.4
Less: Cash and securities held for customers (446.3)
Free Operating Cash $128.1
Less: Minimum regulatory capital requirements (45.6)
Less: Note payable -
Free Cash Available
(2)
$82.5
Add: Available credit facility
(3)
17.0
Available Cash & Liquidity $99.5

4
th
Quarter & FY 2012 Financial Summary

Note: Dollars in millions, except per share data.
(1) See page 21 for a reconciliation of GAAP net income to adjusted EBITDA.
(2) See page 20 for a reconciliation of GAAP net income to adjusted net income.
(3) See page 22 for a reconciliation of GAAP EPS to adjusted EPS.
(4) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue (ex. interest expense on note).
3 Months Ended December 31, Fiscal Year Ended December 31, '12 v '11 % Change
2012 2011 2012 2011 4th Quarter Full Year
Net Revenue $32.4 $31.6 $151.4 $181.5 3% (17%)
Interest Expense on Note - 0.1 0.4 0.5 (100%) (20%)
Net Revenue (ex. Interest Expense on Note) $32.4 $31.7 $151.8 $182.0 2% (17%)
Operating Expenses 37.4 34.8 140.7 145.4 7% (3%)
Adjusted EBITDA
(1)
($5.0) ($3.1) $11.1 $36.6 61% (70%)
GAAP Net (Loss)/Income ($3.8) ($3.3) $2.6 $15.7 15% (83%)
(2)
(3.3) (1.6) 5.5 21.7 106% (75%)
GAAP EPS (Diluted) ($0.11) ($0.10) $0.07 $0.40 10% (83%)
Adjusted EPS (Diluted)
(3)
(0.09) (0.05) 0.14 0.56 (74%)
Adjusted EBITDA Margin %
(1)(4)
(15.4%) (9.8%) 7.3% 20.1% (6 pts) (13 pts)
Net Income Margin % (11.7%) (10.4%) 1.7% 8.7% (1 pts) (7 pts)
Adjusted Net Income Margin %
(2)
(10.2%) (5.1%) 3.6% 12.0% (5 pts) (8 pts)
80%
Adjusted Net (Loss)/Income

Adjusted Net Income & Margin Reconciliation

Note: Dollars in millions, except per share data.
Three Months Ended December 31, Fiscal Year Ended December 31,
2012 2011 2012 2011
Net Revenue 32.4 $            31.6 $            151.4 $          181.5 $
Net (Loss)/income (3.8) (3.3) 2.6 15.7
Plus: Purchase intangible amortization (net of tax) 0.5 1.7 2.9 6.0
Adjusted Net (Loss)/Income (3.3) $             (1.6) $             5.5 $              21.7 $
Adjusted (Loss)/Earnings per Share
Basic (0.09) $           (0.05) $           0.16 $            0.63 $
Diluted (0.09) $           (0.05) $           0.14 $            0.56 $
Net Income Margin % (11.7%) (10.4%) 1.7% 8.7%
Adjusted Net Income Margin % (10.2%) (5.1%) 3.6% 12.0%

Adjusted EBITDA & Margin Reconciliation

Note: Dollars in millions.
(1) Non-recurring expenses relating to cost savings effected in 2Q 2012.
(2) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue (ex. interest expense).
Three Months Ended December 31, Fiscal Year Ended December 31,
2012 2011 2012 2011
Net Revenue 32.4 $                31.6 $                151.4 $             181.5 $
Interest Expense on Note - 0.1 0.4 0.5
Net Revenue (ex. Interest Expense on Note) 32.4 $                31.7 $                151.8 $             182.0 $
Net (loss)/income (3.8) $                 (3.3) $                 2.6 $                  15.7 $
Depreciation & amortization 1.7 1.0 4.9 3.9
Purchase intangible amortization 0.7 2.5 4.1 8.9
Interest expense on note - 0.1 0.4 0.5
Restructuring
(1)
- - 0.6 -
Income tax (benefit)/expense (3.6) (3.4) (1.5) 7.6
Adjusted EBITDA (5.0) $                 (3.1) $                 11.1 $                36.6 $
Adjusted EBITDA Margin %
(2)
(15.4%) (9.8%) 7.3% 20.1%

Adjusted EPS (Diluted) Reconciliation

(1) Net of tax.
Three Months Ended December 31, Fiscal Year Ended December 31,
2012 2011 2012 2011
GAAP (Loss)/Earnings per Share (Diluted) (0.11) $           (0.10) $           0.07 $            0.40 $
Plus: Purchase intangible amortization (1) 0.02 0.05 0.07 0.16
Adjusted (Loss)/Earnings per Share (Diluted) (0.09) $           (0.05) $           0.14 $            0.56 $

Operating Metrics
(1)

Note: Volume in billions. Assets in millions.
(1) Definitions for all our operating metrics are available on page 24.
(2) Reflects 1 month of OEC data.
3 Months Ended,
30-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11 31-Mar-12 30-Jun-12 30-Sep-12 31-Dec-12
Retail
OTC Trading Volume $402.5 $357.2 $447.9 $366.4 $385.1 $340.8 $278.7 $298.8
Average Daily Volume $6.3 $5.4 $6.9 $5.6 $5.9 $5.2 $4.2 $4.7
Active OTC Accounts 66,106      65,455      65,397      63,435      62,723      61,746      59,166      60,219
Futures DARTs -           -           -           -           -           -           15,270
(2)
13,000
Funded Accounts 85,698      78,379      77,013      76,485      73,483      74,620      82,394      85,099
Customer Assets $283.0 $293.1 $286.4 $310.4 $325.9 $320.2 $426.6 $446.3
Institutional
Trading Volume $110.1 $97.4 $260.0 $386.4 $468.0 $442.5 $503.7 $538.4
Average Daily Volume $1.7 $1.5 $4.0 $5.9 $7.2 $6.8 $7.6 $8.4

Definition of Metrics
• Funded Accounts
– Retail accounts who maintain a cash balance
• Active OTC Accounts
– Retail accounts who executed a transaction during a given period
• Trading Volume
– Represents the U.S. dollar equivalent of notional amounts traded
• Futures DARTs
– Represents the average daily trades transacted by OEC customers
• Customer Assets
– Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions

4 Quarter & Full Year 2012 Financial and Operating Results March 12, 2013 th